UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

ate of Report (Date of earliest event reported): December 21, 2020

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(Address of principal executive office)(Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	YRCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

On December 21, 2020, the Board of Directors (the “Board”) of YRC Worldwide Inc. (the “Company”) approved an amendment and restatement of the bylaws of the Company (the “Amended Bylaws”), effective as of such date.

The Amended Bylaws, among other matters, (1) revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at annual meetings of stockholders, including, among other things, requiring that advance notice for director nominations and stockholder proposals be received between 120 days and 90 days prior to the anniversary of the immediately preceding annual meeting, rather than (a) between 50 and 14 days prior to the date of such annual meeting, in the case of director nominations, and (b) between 90 and 60 days prior to the date of such annual meeting, in the case of stockholder proposals, (2) revise procedures and disclosure requirements for the calling of special meetings of stockholders requested by stockholders, including with respect to the nomination of directors and the submission of stockholder proposals for consideration at such special meetings, (3) provide that the chairman of a stockholder meeting may adjourn any such meeting whether or not there is a quorum present, and (4) reflect certain other administrative, modernizing, clarifying, and conforming changes.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01  Other Events.

Under the Amended Bylaws, notices of director nominations and stockholder proposals to be brought before the Company’s 2021 Annual Meeting of Stockholders (other than stockholder proposals submitted in accordance with Rule 14a-8 under the Exchange Act) must be made in compliance with the requirements of the Amended Bylaws and must be received by the Company no earlier than the close of business on January 19, 2021 and no later than the close of business on February 18, 2021, superseding the disclosure that was included on page 7 of the Company’s definitive proxy statement for the Company’s 2020 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 1, 2020, with respect to director nominations and stockholder proposals to be brought before the Company’s 2021 Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of YRC Worldwide Inc., dated as of December 21, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

By:	/s/ Leah K. Dawson
Leah K. Dawson
Executive Vice President, General Counsel & Secretary

Date: December 23, 2020